Exhibit 10.17(f)

WCI COMMUNITIES, LLC

24301 Walden Center Drive

Bonita Springs. FL 34134

August 28, 2014

Walden Center LP	VIA HAND DELIVERY
24311 Walden Center Drive, Suite 100
Bonita Springs, FL 34134
Attn: Mike Akerman

and

Charles Jans

Trans Commercial

24311 Walden Center Drive

Bonita Springs, FL 34134

Re: Notice of Renewal

Reference is made to the Lease Agreement dated November 19, 2010 between Walden Center LP (“Landlord”) and WCI Communities, LLC (“Tenant”) as amended on July 11,2012, April 11, 2013, September 19, 2013 and January 10, 2014 (collectively, the “Lease”) pertaining to the premises located at 24301 Walden Center Drive, Bonita Springs, Florida. Pursuant to the notice provisions of Section 32 of the Lease, this letter shall serve as official notice under Section 36 of the Lease, of Tenant’s intention to renew for a second one year term (“Second Renewal Term”). All defined terms shall have the meanings set forth in the Lease unless otherwise defined herein.

Landlord and Tenant agree as follows:

1.	The Second Renewal Term shall commence on March 1, 2015 and expire on February 28, 2016.

2.	Pursuant to Section 36 of the Lease, the Rent amount is defined as 90% of current FMRV. The current FMRV of $20.00 per square foot “all in” gross rent is reduced to $18.00 per square foot “all in” gross rent under the 90% calculation. For the Second Renewal Term, Tenant shall pay Landlord “all in” gross rent of $18.00 per square foot based on 28,418 sq. ft. (or $42,627 per month), plus applicable sales tax.

If this letter sets forth your understanding and agreement, please execute and return a copy of this letter to the undersigned.

This letter may be executed and delivered by PDF electronic transmission and in counterparts, each of which shall be deemed a final, and when taken together, shall constitute one and the same instrument.

Sincerely,

/s/ John McGoldrick

John McGoldrick
Senior Vice President
Human Resources johnmcgoldrick@wcicommunities.com

ACCEPTED AND AGREED TO

THIS      DAY OF AUGUST, 2014

WALDEN CENTER, LP,

a Delaware limited partnership

By: Chandelle Ventures Inc., as General Partner

By:     /s/ David F. Carr

Name:     David F. Carr

Title:   CFO

Email:  dcarr@bsidesigns.com

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